UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 19, 2003

(Date of Earliest Event Reported)

CREDENCE SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-22366	94-2878499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 FOURIER AVENUE FREMONT, CALIFORNIA	94539
(Address of Principal Executive Offices)	(Zip Code)

(510) 657-7400

(Registrant’s Telephone Number, Including Area Code)

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

Exhibit Number	Description
99.1	Press Release dated August 19, 2003.

Item 12.    Results of Operations and Financial Condition

On August 19, 2003, Credence Systems Corporation (the “Company”) issued a press release announcing the Company’s earnings for the fiscal quarter ended July 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in its entirety.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 12 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREDENCE SYSTEMS CORPORATION

Date:	August 19, 2003	By:	/s/ GRAHAM J. SIDDALL
Graham J. Siddall Chairman of the Board and Chief Executive Officer